Exhibit 10.3

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR OR SUCCESSOR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES) OR (iii) ANOTHER EXEMPTION FROM REGISTRATION APPLICABLE UNDER THE ACT, PROVIDED THAT THE ISSUER OF THIS CERTIFICATE IS PROVIDED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

No. ___                                                                                 _______Warrant to Purchase ____________ Shares

ISSUED: _____________, 2003

VOID AFTER: _____________, 2008

FORM OF WARRANT

1. Grant. Subject to the terms and conditions hereof, the Holder (as defined below) is hereby granted the right to purchase, at any time from the date hereof until 5:30 p.m., New York time, on ___________, 2008 [such date shall be the fifth anniversary of the closing date of the Corporation's offering of investment units comprised of shares of Series F Preferred Stock and warrants to purchase common stock pursuant to that certain Confidential Private Placement Memorandum dated February __, 2003 (the "Memorandum"), and in the event that Units pursuant to the Memorandum are issued at more than one closing, a separate Warrant shall be issued at each such closing, which Warrant shall expire on the fifth anniversary of the date of such closing] (the "Warrant Exercise Term"), _________ shares of common stock ("Common Stock"), par value, $0.001 per share, of the Socket Communications, Inc. (the "Company") at a price of $_____ per share (the "Exercise Price") (such number of shares subject to this Warrant and such Exercise Price being subject to adjustment as provided herein). This Warrant is being issued pursuant to that certain Placement Agency Agreement, dated February ___, 2003 between the Company and Spencer Trask Ventures, Inc. (the "Agency Agreement"). All terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agency Agreement.

2. Exercise of Warrant.

2.1. Method of Exercise. This Warrant is exercisable at the Exercise Price per share of Common Stock set forth above payable by wire transfer, certified or official bank check or in New York Clearing House funds, subject to adjustment as provided herein. Upon surrender of this Warrant with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") at the Company's principal offices, currently at 37400 Central Court, Newark, CA 94560, the registered holder of this Warrant ("Holder") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by this Warrant are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying this Warrant). This Warrant may be exercised to purchase all or part of the shares subject to this Warrant. In the case of purchase of less than all the shares of Common Stock purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender thereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares of Common Stock.

2.2. Conversion of Warrant. In addition to the method of payment set forth in Section 2.1 and in lieu of any cash payment required thereunder, the Holder(s) of the Warrant shall have the right at any time and from time to time, provided that the Common Stock (or any equity security into which the Common Stock may be exchanged or converted) is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to convert this Warrant into shares of Common Stock in full or in part by surrendering this Warrant in the manner specified in Section 2.1 in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares subject to the Warrant being surrendered, multiplied by (y) a fraction, the numerator of which is the Market Price (as defined below) of the Common Stock less the Exercise Price, and the denominator of which is such Market Price.

Solely for the purposes of this Section 2.2, the "Market Price" at any date shall be calculated as the average of the last reported sale prices for the Common Stock for the three (3) trading days preceding the date on which the annexed Form of Election is delivered to the Company, as officially reported by the Nasdaq Stock Market (or, if the Common Stock is not traded on the Nasdaq Stock Market, by the Pacific Stock Exchange or such other exchange or trading system on which the Common Stock is then listed or admitted to trading)

3. Issuance of Certificates. Upon the exercise of this Warrant, certificates for shares of Common Stock or other securities, properties or rights issuable upon such exercise, shall be issued forthwith (and in any event such issuance shall be made within five business days) without charge to the Holder thereof including, without limitation, any tax which may be payable by the Company in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 4 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect to any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or people requesting the issuance thereof shall have paid to the Company the amount of such tax or it shall be established to the satisfaction of the Company that such tax has been paid.
The certificates representing the shares of Common Stock (and/or other securities, property or rights issuable upon exercise of this Warrant) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company.
4. Registration Obligation.

4.1. Registration Under the Securities Act of 1933. Neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Act") for public resale. This Warrant, and any securities issuable upon exercise of this Warrant (except if such securities have been registered pursuant to this section), shall bear the following legend:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered, sold, pledged or otherwise transferred except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar or successor rule under the Act relating to the disposition of securities) or (iii) another exemption from registration applicable under the Act, provided that the issuer of this certificate is provided with an opinion of counsel, reasonably satisfactory to the issuer, that an exemption from registration under such Act is available.

4.2. Registration on Form S-3.

(a) The Company shall file a registration statement on Form S-3 or other appropriate registration document under the Act for resale of the Warrant Shares and shall use reasonable efforts to maintain the shelf registration effective for a period of 18 months after such registration statement is declared effective (or, if earlier, until such time as the Holder ceases to be subject to the volume limitations of Rule 144(e) under the Act). The Company shall (i) file such Registration Statement on or before thirty (30) days after the final closing of the offering under that certain Private Placement Memorandum (the "Memorandum") dated February 20, 2003 (the "Filing Date"), (ii) use reasonable efforts to cause such Registration Statement to become effective within ninety (90) days after the Filing Date, and (iii) cause such Registration Statement to become effective within one hundred and fifty (150) days after the Filing Date.

(b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 4 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

(c) All expenses (other than underwriting discounts, selling commissions and expense allowances applicable to the resale of the Warrant Shares) incurred in connection with registration, filings or qualification pursuant to the first registration request made pursuant to this section, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees and up to $5,000 of the fees and disbursements of counsel for the Holder, shall be borne by the Company.

4.3. Covenants of the Company with Respect to Registration. In connection with any registration hereunder, the Company covenants and agrees as follows:

(a) The Company shall furnish each Holder desiring to sell Warrant Shares such number of prospectuses as shall reasonably be requested.

(b) The Company shall pay all costs (excluding any underwriting selling commissions and expense allowances applicable to the resale of the Warrant Shares, and other charges of any broker-dealer acting on behalf of Holder(s)), fees and expenses in connection with all registration statements filed pursuant hereto including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses and up to $5,000 of the fees and disbursements of counsel for the Holder.

(c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Shares included in the registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s) in writing, provided that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process where it is not so subject or would subject the Company to any tax in any jurisdiction where it is not then so subject.

(d) The Company shall indemnify the Holder(s) of the Warrant Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Agent pursuant to Section 7 of the Agency Agreement.

(e) The Holder(s) of the Warrant Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising primarily and directly from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such a registration statement to the same extent and with the same effect as the provisions contained in Section 7 of the Agency Agreement pursuant to which the Agent has agreed to indemnify the Company.

(f) Nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant prior to the initial filing of any registration statement or the effectiveness thereof.

(g) The Company shall prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and post-effective amendments to the registration statement as may be necessary during the period in which the Company is obligated to maintain an effective shelf registration statement pursuant to Section 4.2(a) herein; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act; and comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof as set forth in such registration statement or supplement to the prospectus. The Company shall promptly notify the Holder of the occurrence of any event or circumstance which requires an amendment or supplement to the prospectus to be filed with the Commission. Upon such notice, the Holder shall not effect any sale of Warrant Shares pursuant to the Prospectus until the Company has provided an amended or supplemented prospectus for such purpose.

(h) The Company shall deliver promptly to each Holder participating in an offering including any Warrant Shares who so requests copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement (including promptly forwarding any comment letter received from the Commission.

(i) Not less than three (3) business days prior to the filing of the initial registration statement and any related prospectus, and as soon as reasonably possible, but not less than one (1) business day, prior to the filing of any amendment or supplement thereto, the Company shall, (i) furnish to the Holders and their counsel copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference), in substantially final draft form, which documents will be subject to the review of such Holders and their counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. In the event the Holders or their counsel object to the filing of a registration statement or a related prospectus, the Company may remove the Holders from such filing and prepare a separate filing for the Holders, which filing shall be subject to all of the terms of this Warrant.

5. Adjustments to Exercise Price and Number of Securities.

5.1. Computation of Adjusted Exercise Price. Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of its Stock (as defined below), other than the issuance or sales referred to in Section 5.6 hereof, including shares held in the Company's treasury and shares of Stock issued upon the exercise of any options, rights or warrants, to subscribe for shares of Stock issued upon the direct or indirect conversion or exchange of securities for shares of Stock, for a consideration per share less than the applicable Exercise Price in effect immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) determined by multiplying such Exercise Price by a fraction (x) the numerator of which shall be (1) the number of shares of Stock outstanding immediately prior to such issue, plus (2) the number of shares of Stock which the aggregate consideration received by the Company in connection with such issuance or sale would purchase at that Exercise Price, and (y) the denominator of which shall be (1) the number of shares of Stock outstanding immediately prior to such issue plus (2) the number of shares of Stock issued in connection with such issuance or sale, provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Stock, as provided by Section 5.3 hereof.
For purposes of any computation to be made in accordance with this Section 5.1, the following provisions shall be applicable:

(a) In case of the issuance or sale of shares of Stock for a consideration which shall be cash, the amount of the cash consideration, shall be deemed to be the amount of cash received by the Company for such shares.

(b) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefore other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

(c) Shares of Stock issuable by way of dividend or other distribution on any capital stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

(d) The reclassification of securities of the Company other than shares of Stock into securities including shares of Stock shall be deemed to involve the issuance of such shares of Stock for consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Stock shall be determined as provided in subsection (b) of this Section 5.1. The number of shares of Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of then outstanding options, rights, warrants and upon the conversion or exchange of then outstanding convertible or exchangeable securities.

5.2. Options, Rights, Warrants and Convertible and Exchangeable Securities.

In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Stock, or issue any securities convertible into or exchangeable for shares of Stock, for a consideration per share less than the Exercise Price in effect, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights, warrants or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 5.1 hereof; provided, that:

(a) The aggregate maximum number of shares of Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of this Warrant), if any, received by the Company for such options, rights or warrants.

(b) The aggregate maximum number of shares of Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Stock in accordance with the terms of this Warrant) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

(c) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (a) of this Section 5.2, or in the price per share at which the securities referred to in subsection (b) of this Section 5.2 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect to shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

5.3. Subdivision, Combination and Reclassification.

(a) In case the Company shall at any time subdivide or combine the outstanding shares of Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

(b) Upon each adjustment of the Exercise Price pursuant to the provisions of Section 5.3(a), the number of securities issuable upon the exercise of the Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

5.4. Definition of Stock. For the purpose of this Warrant, the term "Stock" shall mean Common Stock and any class or series of preferred stock, or any other class of stock or equity security or any other class of stock or equity security resulting from successive changes or reclassifications of such Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

5.5. Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Stock), this Warrant shall thereafter be exercisable for number of shares of capital stock or other securities or property of the Company or the surviving entity to which the Holder would have been entitled if the Holder had exercised the Warrant in full immediately prior to such merger or consolidation.

5.6. No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made pursuant to Sections 5.1 or 5.2:

(a) Upon conversion or exercise of any currently outstanding securities or any new securities issued in accordance with the Agency Agreement or pursuant to the offering of the Units;

(b) Upon conversion or exercise of any options or warrants for Common Stock granted to officers, directors and employees of, and consultants to, the Company pursuant to stock option or purchase plans or other compensatory agreements approved by the Board of Directors;

(c) Upon the issuance of any shares of Common Stock or Preferred Stock in connection with any pro rata stock split, stock dividend or recapitalization by the Company;

(d) Upon the issuance of any shares of capital stock, or options or warrants to purchase capital stock, issued to a strategic investor in connection with a strategic commercial agreement as determined in good faith by the Board of Directors;

(e) Upon the issuance of any shares of capital stock, or options or warrants to purchase capital stock, pursuant to commercial borrowing, secured lending or lease financing transaction approved in good faith by the Board of Directors;

(f) Upon the issuance of any securities pursuant to the acquisition of another corporation or entity by the Company by consolidation, merger, purchase of all or substantially all of the assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the voting power of such other corporation or entity or fifty percent (50%) or more of the equity ownership of such other corporation or entity;

(g) Upon the issuance of any securities to current or prospective customers or suppliers of the Company approved by the Board of Directors as compensation or accommodation in lieu of payment, compensation or accommodation of up to an aggregate of $50,000 in any calendar year to all such customers or suppliers;

(h) Upon the issuance of any shares of capital stock, or warrants to purchase capital stock, to any persons or entities that provide services to the Company as compensation of up to an aggregate of $25,000 for all such persons or entities therefor in any calendar year pursuant to an agreement approved by the Board of Directors;

(i) Upon issuance or sale of this Warrant or the shares of Stock issuable upon the exercise of this Warrant;

(j) If the amount of said adjustment shall be less than one cent ($0.01) per security issuable upon exercise of this Warrant, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least one cent ($0.01) per security issuable upon exercise of this Warrant; and,

(k) Upon conversion or exercise of the securities set forth in paragraphs (a) - (j) above.

5.7. Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of in full of the Warrant declare a dividend (other than a dividend consisting solely of shares of Stock) or otherwise distribute to its stockholders any assets, properties, rights, evidence of indebtedness, securities (other than shares of Stock), whether issued by the Company or by another, or any other thing of value, the Holder shall thereafter be entitled, in addition to the shares of Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of this Warrant, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if this Warrant had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 5.7.

6. Exchange and Replacement of Warrant. This Warrant is exchangeable upon the surrender hereof by the Holder at the office of the Company for new Warrants of like tenor representing in the aggregate the rights to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the Holder at the time of such surrender. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, upon request in writing from the Holder and subject to compliance by Holder with the following sentence, issue a new Warrant of like denomination, tenor and date as this Warrant, subject to the Company's right to require the Holder to give the Company a bond or other satisfactory security sufficient to indemnify the Company against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft, mutilation or destruction of this Warrant or the issuance of such new Warrant. The Holder shall reimburse the Company for any and all reasonable expenses and costs incurred by the Company in connection with issuing a new Warrant under this Section.

7. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of this Warrant, nor shall it be required to issue script or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number or shares of Common Stock

8. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefore or surrender pursuant to Section 2.2 hereof, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as this Warrant shall be outstanding and the Company shall have a class of its securities registered under the Act or the Exchange Act, the Company shall use its best efforts to cause all shares of Stock issuable upon the exercise of this Warrant to be listed (subject to official notice of issuance) on all security exchanges on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted.

9. Notices to Warrant Holders. Nothing contained in this Warrant shall be constructed as conferring upon the Holders the right to vote or to consent or to receive notice to stockholders in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and their exercise, any of the following events shall occur:

(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; or

(b) there shall be any capital reorganization (provided that such reorganization requires the approval of the stockholders of the Company), any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with another company, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company; or

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said events, the Company shall give written notice of such event at least twenty (20)days prior to the date fixed as a record date for the dividend or the date of closing the transfer books for the determination of the issuance of any convertible or exchangeable securities or subscription rights, options or warrants or for the determination of the persons or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation winding up or sale.

10. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

(a) If to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company;

(b) If to the Company, to the address set forth in Section 2 hereof or to such other address as the Company may designate by notice to the Agent and the Holders, with a copy to: Wilson Sonsini Goodrich & Rosati, P.C.

650 Page Mill Road
Palo Alto, California 94304
Attention: Herbert Fockler, Esq.
Telephone No.: (650) 493-9300
Facsimile No.: (650) 493-6811

(c) If to the Agent, to:

Spencer Trask Ventures, Inc.
535 Madison Avenue, 18th Floor
New York, New York, 10022
Attn: President

or to such other address as the Agent may designate by notice to the Company and the Holders, with a copy to:

Feldman Weinstein LLP
420 Lexington Avenue
New York, NY 10170
Attn: David N. Feldman, Esq.

11. Waivers and Amendments. This Warrant or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12. Successors. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and permitted assigns hereunder.

13. Termination. This Warrant shall terminate at the close of business on __________, 2008. Notwithstanding the foregoing, the indemnification provisions of Section 4.3 and Section 6 shall survive such termination until the close of business on the tenth anniversary of the date hereof.

14. Governing Law; Submission to Jurisdiction. This Warrant shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing conflicts of laws.

The Company, the Agent and the Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Warrant shall be brought and enforced in the courts of the State of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, the Agent and the Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, the Agent and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address as set forth in Section 10 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company, the Agent and the Holders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefore.

15. Entire Agreement; Modification. This Warrant (including the Agency Agreement to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

16. Severability. If any provision of this Warrant shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Warrant.

17. Captions. The caption headings of the Sections of this Warrant are for convenience of reference only and are not intended, nor should they be construed, as a part of this Warrant and shall be given no substantive effect.

18. Benefits of this Warrant. Nothing in this Warrant shall be construed to give to any person, entity or corporation other than the Company and the Agent and any other registered Holders of this Warrant or Warrant Shares any legal or equitable right, remedy or claim under this Warrant; and this Warrant shall be for the sole and exclusive benefit of the Company and the Agent and any other Holder(s) of this Warrant or Warrant Shares.

19. Limitation on Number of Warrant Shares. The Company shall not be obligated to issue any Warrant Shares upon exercise of this Warrant if the issuance of such shares of Common Stock would cause the Company to exceed that number of shares of Common Stock which the Company may issue upon exercise of this Warrant (the "Exchange Cap") without breaching the Company's obligations under the rules and regulations of the NASDAQ (the "Principal Exchange"), except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by the Principal Exchange (or any successor rule or regulation) for issuances of Common Stock in excess of such amount ("Required Stockholder Approval"), (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder or (c) is not the surviving entity in a merger, acquisition or other business combination transaction. If required and requested by the Agent, the Company agrees that the Required Stockholder Approval will be presented as a proposal with the recommendation of the Board of Directors at its next annual meeting or special meeting of stockholders that is called for some other purpose. If the issuance of all of the Warrant Shares underlying the aggregate Warrants then outstanding would exceed the Exchange Cap then available, and the Company shall not have previously obtained the Required Stockholder Approval applicable to approve the issuance of shares of Common Stock in excess of the Exchange Cap, then the Company shall issue to the Holder requesting a Warrant exercise such number of Warrant Shares equal to its pro-rate portion of the Exchange Cap then available determined by dividing (x) the aggregate number of Warrant Shares underlying the Warrants held by such Holder by (y) the aggregate number of Warrant Shares underlying all of the Warrants then outstanding.

20. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterpart shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed as of the day and year first written.

SOCKET COMMUNICATIONS, INC.
By: _________________________________ Name: Title:
[HOLDER]
By: _________________________________ Name: Title:

EXHIBIT A

[FORM OF ELECTION ]

TO [COMPANY]

1. The undersigned hereby elects to purchase __________ shares of Common Stock of Socket Communications, Inc. pursuant to the terms of the attached Warrant.

2. Method of Exercise (Please initial the applicable blank):

___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

___ The undersigned elects to convert the attached Warrant into shares of Common Stock by means of the provisions of Section 2.2 of the Warrant.

3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

_____________________________________________
(Name)

_____________________________________________

_____________________________________________
(Address)

4. The undersigned hereby agrees with and represents to the Company that said shares of Common Stock are acquired for investment and not with a view to, or for sale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended, and agrees that the exercise of the Warrant and the issuance and transfer of the Common Stock to be purchased are subject to Section 5.1 of the Warrant.

Dated:

Signature: __________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)
(Insert Social Security or Other Identifying Number of Holder)

[FORM OF ASSIGNMENT]
(To be executed by the registered holder if such holder
desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED ________________________________ hereby sells, assigns and transfers unto _____________________________________
(Please print name and address of transferee)

this Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ Attorney to transfer the within Warrant on the books of the within-named Company, with full power of substitution.

Dated:

Signature: __________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)
(Insert Social Security or Other Identifying Number of Holder)